Exhibit 10.14
Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

WORK ORDER #5997-01 - TECHNOLOGY TRANSFER, SCALE-UP, PPQ AND
CAPACITY COMMITMENT OF COVID-19 VACCINE DRUG SUBSTANCE
MANUFACTURING
Pursuant to Section 1.1 of the Master Services Agreement dated June 10, 2020, by and between AstraZeneca Pharmaceuticals LP (“Client”) and Emergent Manufacturing Operations Baltimore, LLC (“Service Provider”) and in consideration of the mutual promises contained therein and for other good and valuable consideration the receipt and adequacy of which each of the Parties does hereby acknowledge, the Parties hereby agree to amend Exhibit B by adding this Work Order entitled – TECHNOLOGY TRANSFER, SCALE-UP, PPQ AND CAPACITY COMMITMENT OF COVID-19 VACCINE DRUG SUBSTANCE MANUFACTURING, which is designated Work Order #01 (this “Work Order”). This Work Order is effective as of June 10, 2020 and shall terminate upon completion of the Services set forth in this Work Order, unless earlier terminated as permitted in the Master Services Agreement. Capitalized terms used in this Work Order that are not otherwise defined herein have the meanings given to them in the Master Services Agreement.
1.Services. Service Provider will render to Client the following Services:
1.1 Transfer the existing manufacturing process using an established technology transfer process, which leverages previous experience in transfer, scale-up and production. Additionally, a gap analysis will be performed covering knowledge and/or skill, equipment and material gaps, also a risk analysis and a risk management plan.
1.2 Drug Substance Scale-up Development. The Service Provider will generate a development cell bank (DCB) from a vial of master cell bank (MCB) or working cell bank (WCB). [**].
1.3 Bulk DS Concentration and Formulation Development. The current manufacturing process [**].
1.4 Analytical Development. Service Provider [**].
1.5 Method Robustness. [**].
1.6 Process Characterization. [**].
1.7 Drug Substance Manufacturing. [**].
1.8 Method Validations. [**].
1.9 DS and Optional DP Testing. [**].
[**].
1.10 Process Performance Qualification. [**].

2.Deliverables.
2.1 Development Services: [**].
2.2 Drug Substance Manufacturing: [**].
2.3 Materials: Client will provide to Service Provider the following materials for the Services: [**]; [**]; artwork and product information for label, carton and product insert; lab notebooks; master batch records and other materials describing the current lab scale process; current lab scale bill of material; formulation description; formulation development history; stability data, as available; manufacturing process details; analytical methods, as available; corresponding primers; probes; and reference standards (when applicable).
2.4 Timeline. The Service Provider presents the following nonbinding estimated timeline to represent the currently expected duration of activities which is subject to change at the Service Provider’s sole discretion and/or due to the timing of events beyond the Service Provider’s control, including but not limited to (i) the timing of the receipt of this executed Work Order and valid purchase order, and/or (ii) acquisition of materials and receipt of AstraZeneca Materials. All timelines set forth in this Work Order are estimated and based on a number of assumptions and currently known information. The Client acknowledges that portions of the work to be performed are experimental in nature and may not have been fully validated within generally accepted standards of the pharmaceutical industry. To the extent assumptions or information change, or there are unexpected results or events or delays, including but not limited to delays in receipt of materials or information from Client, timelines may be impacted.
[**]
3.Capacity Reservation.
3.1 For [**] through [**] in Area [**] (the AZ Initial Period Capacity).

Drug Substance Capacity Commitment
Qty	Task	Deliverable	Direct Fees	Line Total
[**]	[**]	[**]	[**]	[**]
Subtotal				[**]
This total non-refundable, and except as expressly set forth in the Master Services Agreement, non-creditable capacity commitment fee of $[**] is payable at [**]% within [**] of execution of the Master Service Agreement by both parties. The remainder of the capacity commitment fee will be payable by [**]. The parties acknowledge and agree that the Service Provider is, in exchange for this payment, reserving capacity to perform services for the Client for up to [**] batches of drug substance at the Bayview facility in Area [**] assuming a cadence of [**] batches per reactor per month during the period between [**] and [**] and that this fee is in addition to the fees associated with such services and is in no circumstances refundable to Client.
3.2 For [**] through [**] in Area [**] (the BARDA Initial Period Capacity).

CONFIDENTIAL AND PROPRIETARY

Drug Substance Capacity Commitment
Qty	Task	Deliverable	Direct Fees	Line Total
[**]	[**]	[**]	Funded by USG	Funded by USG
Subtotal				Funded by USG
The reserved capacity to perform services for the Client for up to [**] batches of drug substance at the Bayview facility in Area [**] assuming a cadence of [**] batches per reactor per month during the period between [**] and [**] is funded by the USG.
3.3 For [**] through [**] in Area [**] (the Subsequent Period Capacity).

Drug Substance Capacity Commitment
Qty	Task	Deliverable	Direct Fees	Line Total
[**]	[**]	[**]	Funded by USG	Funded by USG
Subtotal				Funded by USG
The reserved capacity to perform services for the Client for up to [**] batches of drug substance at the Bayview facility in Area [**] assuming a cadence of [**] batches per reactor per month during the period between [**] and [**] is funded by the USG.
4.Service Fees.
4.1 The fees due to Service Provider for Services under this Work Order shall be as follows:

Development Services Tasks
Qty	Task	Deliverable	Direct Fees	Est. Pass Through Costs	Line Total
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
Subtotal			[**]	[**]	[**]

Drug Substance Tasks: Tech Transfer
Qty	Task	Deliverable	Direct Fees	Est. Pass Through Costs	Line Total
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
Subtotal			[**]	[**]	[**]

CONFIDENTIAL AND PROPRIETARY

Drug Substance Tasks: Manufacturing
Engineering Run
Qty	Task	Deliverable	Direct Fees	Est. Pass Through Costs	Line Total
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
Subtotal			[**]	[**]	[**]

Process Validation & PPQ Runs
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
Subtotal			[**]	[**]	[**]
[**].

Optional Drug Product Tasks: Release Testing
Qty	Task	Deliverable	Direct Fees (Per Batch)	Est. Pass Through Costs (Per Batch)	Line Total (Qty x Per Batch)
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]

Price Matrix Summary
Task		Direct Fees	Est. Pass Through Costs	Line Total
2020 Area [**] Capacity Commitment	Drug Substance	[**]		[**]
2020 Area [**] Capacity Commitment	Drug Substance	[**]		[**]
Development Services		[**]	[**]	[**]
Drug Substance Technical Transfer		[**]	[**]	[**]
Drug Substance Engineering		[**]	[**]	[**]
Drug Substance Manufacturing & PPQ		[**]	[**]	[**]
Subtotal		[**]	[**]	$87,453,649

4.2 The total non-refundable capacity commitment fee of $[**] is payable at [**]% within [**] of execution of the Master Service Agreement by both parties. The remainder of the capacity commitment fee will be payable by [**]. Client shall pay Service Provider all other fees and costs set forth in this Work Order (i.e. all fees and costs other than the capacity commitment fee) in accordance with the

CONFIDENTIAL AND PROPRIETARY

following payment schedule: (a) all fees are payable [**]% upfront upon initiation of the specified activity or task, with the remaining [**]% payable upon completion of the applicable activity or task; and (b) all pass-through costs plus the administrative fee of [**]% are payable [**]% upon order placement for the materials or services, with the remaining [**]% payable upon Service Provider’s receipt of the materials or services. Late payments shall bear interest at the lesser of [**]% per month or the maximum rate allowed by law until such time as paid in full.
5.Miscellaneous. All terms and conditions of the Master Services Agreement apply to this Work Order.
[Signature Page Follows]

CONFIDENTIAL AND PROPRIETARY

ASTRAZENECA PHARMACEUTICALS LP
BY: /s/ Jarrett Palmer
Name: Jarrett Palmer
Title: Operations – BES Director
EMERGENT MANUFACTURING OPERATIONS
BALTIMORE, LLC
BY: /s/ Syed T Husain
Name: Syed T Husain
Title: SVP & CDMO BU Head

CONFIDENTIAL AND PROPRIETARY

Exhibit 1: Total [**] volume and # bags [**].

[**]	[**]		[**]
	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]

Exhibit 2: Schematic of the Development Process
[**]
Exhibit 3: Characterization assays for [**] and process development

Method Description	Development
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
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CONFIDENTIAL AND PROPRIETARY